UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 13, 2012

FOSSIL, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-19848	75-2018505
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

901 S. Central Expressway
Richardson, Texas	75080
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (972) 234-2525

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02               Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On September 13, 2012, Fossil, Inc. (the “Company”) issued a press release announcing that, in March 2013, Michael L. Kovar will retire from his position as the Company’s Executive Vice President, Chief Financial Officer and Treasurer in order to pursue personal interests. Mr. Kovar’s departure is not the result of any disagreement with the Company regarding its operations, policies or practices.

A copy of the press release is attached as Exhibit 99.1 to this report.

Item 9.01                                             Financial Statements and Exhibits

(d) Exhibits

Number	Description of Exhibit
99.1	Press Release, dated September 13, 2012, announcing the retirement of Michael L. Kovar.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOSSIL, INC.

Date: September 17, 2012	By:	/s/ Mike L. Kovar
	Name:	Mike L. Kovar
	Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Number	Description of Exhibit
99.1	Press Release, dated September 13, 2012, announcing the retirement of Michael L. Kovar.